REGULATORY MATTERS	12 Months Ended
Dec. 31, 2012
Regulatory Capital Requirements Under Banking Regulations [Abstract]
REGULATORY MATTERS

NOTE 11 – REGULATORY MATTERS

The Corporation and the Bank are subject to federal regulatory risk-adjusted capital adequacy standards. Failure to meet capital adequacy requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that could have a material adverse effect on the operating results and financial condition of the Corporation and the Bank. The applicable regulations require the Bank to meet specific capital adequacy guidelines that involve quantitative measures of assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital classification is also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Corporation and the Bank to maintain minimum amounts and ratios of Total Capital and Tier I Capital to risk-weighted assets and of Tier I Capital to average assets. Actual capital amounts and ratios are presented in the table below (dollars in thousands). Management believes, as of December 31, 2012, that the Corporation and the Bank met all capital adequacy requirements to which they were subject.

			For Minimum Capital		For Minimum Regulatory
(Dollars in Thousands)	Actual		Adequacy Purposes		Compliance Purposes
As of December 31, 2012	Amount	Ratio	Amount	Ratio > or =	Amount	Ratio > or =
Total Capital (to Risk-Weighted
Assets) Consolidated	$109,011	15.8%	$55,265	8.0%	$ -	-
Bank	106,075	15.5%	54,890	8.0%	68,613	10.0%
Tier I Capital (to Risk-Weighted
Assets) Consolidated	100,338	14.5%	27,603	4.0%	-	-
Bank	97,402	14.2%	27,418	4.0%	41,127	6.0%
Tier I Capital (to Average
Assets) Consolidated	100,338	9.7%	41,505	4.0%	-	-
Bank	97,402	9.4%	41,492	4.0%	51,865	5.0%
As of December 31, 2011
Total Capital (to Risk Weighted
Assets) Consolidated	$107,856	16.9%	$50,986	8.0%	$ -	-
Bank	104,856	16.5%	50,674	8.0%	63,343	10.0%
Tier I Capital (to Risk-Weighted
Assets) Consolidated	99,923	15.7%	25,502	4.0%	-	-
Bank	96,923	15.3%	25,333	4.0%	38,000	6.0%
Tier I Capital (to Average
Assets)Consolidated	99,923	10.1%	39,588	4.0%	-	-
Bank	96,923	9.8%	39,575	4.0%	49,469	5.0%

In the ordinary course of business, the Bank has made extensions of credit and had transactions with certain directors and executive officers of the Corporation or Bank, including their associates (as defined by the Securities and Exchange Commission). We believe such extensions of credit and transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable transactions with other persons. Further, in management’s opinion, these loans did not involve more than normal risk of collectability or present other unfavorable features. At January 1, 2013, approximately $3,838 of retained earnings plus any 2013 earnings less dividends paid in 2013 were available for dividend declaration without prior regulatory approval.